SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 16, 2003
                                                          --------------




                         First National Bancshares, Inc.
                        --------------------------------
                            (Exact name of registrant
                          as specified in its charter)




 South Carolina                  333-87503                      58-2466370
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(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)




            215 N. Pine Street, Spartanburg, South Carolina   29302
            -------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (864) 948-9001
                                                           --------------




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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                                Explanatory Note

On April 17, 2003 the Company filed a Form 8-K to furnish a copy of its Earnings Press Release for the period ended March 31, 2003. Rather than the earnings press release being attached as Exhibit 99.1, the Company's Certification 906 from the period ended December 31, 2002 was mistakenly attached thereto.

This Form 8-K/Amendment is being filed to attach exhibit 99.1 - the actual earnings release sent out on April 16, 2003 which was described in the original filing. No other changes have been made to the original Form 8-K.


Item 9. Regulation FD Disclosure.
On April 16, 2003, First National Bancshares, Inc., holding company for First National Bank of Spartanburg, issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.
Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.



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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST NATIONAL BANCSHARES, INC.



                                 By:      /s/ Jerry L. Calvert
                                    -------------------------------
                                 Name:    Jerry L. Calvert
                                 Title:   Chief Executive Officer

Dated: April 22, 2003



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


                                  EXHIBIT INDEX

Exhibit Number             Description

99.1     Earnings Press Release for the quarter ended March 31, 2003



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